Exhibit 99.1

VIVAKOR COMPLETES PIPELINE EXPANSION PROJECT

New Infrastructure Expected to Bolster Oklahoma Volumes & Operations

DALLAS, TX / ACCESSWIRE / November 25, 2024 / Vivakor, Inc. (NASDAQ:VIVK) ("Vivakor" or the "Company"), an integrated provider of energy transportation, storage, reuse, and remediation services, has completed construction of additional gathering lines connected to its Omega Pipeline System in Blaine County, Oklahoma.

Subsequent to its acquisition of the Endeavor Entities, as previously announced, in October 2024, the Company approved a project to expand its Omega Pipeline System in Blaine County, Oklahoma. The expansion is expected to result in immediate incremental customer volumes from connected oil production. The project consisted of two new gathering lines and was completed ahead of schedule and under-budget. "I'm proud of the quick work accomplished by our in-house construction management team," said James Ballengee, Chairman, President, & CEO. "This is another positive step forward in executing upon our midstream strategy to organically grow volumes and retain important customers."

The Omega Pipeline System is an approximately 40-mile crude oil gathering and shuttle pipeline system that serves the STACK play in Oklahoma's Anadarko Basin. It is supported by acreage dedications from key producer and marketing customers, and is connected to the Cushing, Oklahoma storage and trading hub via the Plains STACK Pipeline. The Omega Pipeline System's operations are complemented by and integrated with a fleet of approximately two dozen trucks supporting additional incremental volumes from customers.

About Vivakor, Inc.

Vivakor, Inc. (NASDAQ:VIVK), is an integrated provider of energy transportation, storage, reuse, and remediation services. Vivakor's strategy is to develop, acquire, accumulate, and operate assets, properties, and technologies in the energy sector. Its integrated trucking and facility assets provide crude oil and produced water transportation, gathering, storage, reuse, and remediation services under long-term contracts.

For more information, please visit our website: http://vivakor.com

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, the expected transaction and ownership structure, the valuation of the transaction, the likelihood and ability of the parties to successfully and timely consummate planned acquisitions, the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Vivakor or the expected benefits of such transaction, our ability to maintain the listing of our securities on The Nasdaq Capital Market, the parties failure to realize the anticipated benefits of pending transactions, disruption and volatility in the global currency, capital, and credit markets, changes in federal, local and foreign governmental regulation, changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, and general economic conditions.

These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in Vivakor's filings with the U.S. Securities and Exchange Commission, which factors may be incorporated herein by reference. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Vivakor and the Endeavor Entities or the date of such information in the case of information from persons other than Vivakor and the Endeavor Entities, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Endeavor Entities industries and markets are based on sources we believe to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Contact:

Phone: (949) 281-2606

info@vivakor.com

SOURCE: Vivakor, Inc.